Exhibit 10.10.1

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED

2002 LONG-TERM INCENTIVE AWARD PLAN

OF

WALTER ENERGY, INC.

THIS AMENDMENT NO. 1 to the Amended and Restated 2002 Long-Term Incentive Award Plan of Walter Energy, Inc. (the “Plan”) is executed by Walter Energy, Inc. (the “Company”) as of the date set forth below.

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan to foster the growth, development and financial success of the Company;

WHEREAS, the Administrator (as defined in the Plan) desires to amend the Plan to make certain changes related to Awards (as defined in the Plan) granted to Independent Directors (as defined in the Plan); and

WHEREAS, the Administrator reserved the right, pursuant to Section 11.2 of the Plan, to make certain amendments thereto.

NOW, THEREFORE, pursuant to Section 11.2 of the Plan, and effective as of the date set forth below, the Administrator hereby amends the Plan as follows:

1.                                      The fourth sentence of Section 4.5(a) of the Plan is hereby deleted in its entirety.

2.                                      The last sentence of Section 4.5(b) of the Plan is hereby amended in its entirety to read as follows:

“In the event an Award other than an Option is granted to an Independent Director, the Independent Director shall be subject to the terms and conditions applicable to such Award as may be established by the Administrator, in its sole discretion.”

3.                                      Section 8.5 of the Plan is hereby amended by adding the following sentence to the end thereof.

“Any Deferred Stock granted to an Independent Director shall by its terms become vested in full upon the retirement of the Independent Director at age 65 with 5 years of service as an Independent Director.”

4.                                      Section 8.8 of the Plan is hereby deleted in its entirety.

Except as provided herein, all other terms of the Plan shall remain in full force and effect.

This Amendment shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

[The Remainder of This Page is Intentionally Left Blank.]

IN WITNESS WHEREOF, WALTER ENERGY, INC., by its duly authorized officer, has caused this Amendment No. 1 to the Amended and Restated 2002 Long-Term Incentive Award Plan of Walter Energy Inc. to be signed this     day of October, 2013.

WALTER ENERGY, INC.

By:

Its:

3